UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2024

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Floor 3
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended 2018 Plan

As described under Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”), on June 5, 2024, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Adicet Bio, Inc., a Delaware corporation (the “Company”), the stockholders of the Company approved an amendment to the Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan (the “2018 Plan”, and as amended, the “Amended 2018 Plan”), to increase the number of shares of common stock available to be issued under the 2018 Plan by 5,000,000 shares of common stock to a total of 16,594,548 shares of common stock. The Amended 2018 Plan was previously approved by the Board of Directors (the “Board”) of the Company, subject to stockholder approval. The Amended 2018 Plan is described in “Proposal No. 2: Approval of an Amendment to Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance Under the Plan by 5,000,000 Shares of Common Stock” beginning on page 13 of the Company’s definitive proxy statement on Schedule 14A, as amended for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”).

The foregoing description of the Amended 2018 Plan is qualified in its entirety by reference to the Amended 2018 Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Contingent Equity Awards

On January 26, 2024 (the “Grant Date”), the Compensation Committee approved to the individuals noted below, effective upon shareholder approval of the Amended 2018 Plan (the “Effective Date”), options to acquire up to the number of shares of common stock at an exercise price equal to the closing price of the common stock on the Grant Date under the Amended 2018 Plan (the “Contingent Option Grants”).

Name	Title	Number of Options	Vesting Schedule	Vesting Start Date
Chen Schor	Chief Executive Officer	1,770,427	(1)	January 26, 2024
Nick Harvey	Chief Financial Officer	374,829	(1)	January 26, 2024
Francesco Galimi, M.D., Ph.D.	Chief Medical Officer	375,077	(1)	January 26, 2024
Donald Healey, Ph.D.	Chief Technology Officer	271,595	(1)	January 26, 2024
Blake Aftab, Ph.D.	Chief Scientific Officer	336,911	(1)	January 26, 2024
Other members of senior management team		179,064	(1)	January 26, 2024
Total		3,307,903

(1) The shares subject to this option vests as follows: 1/48th of the shares shall vest in forty-eight (48) equal monthly installments following the Vesting Start Date; provided that the individual maintains a service relationship with the Company on each such vesting date.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described under Item 5.07 of this Form 8-K, at the Annual Meeting and upon the recommendation of the Board, the Company’s stockholders approved (i) a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 (the “Authorized Shares Amendment”) and (ii) a Certificate of Amendment to the Charter to provide for the exculpation of certain of the Company’s officers as permitted under Delaware law (the “Exculpation Amendment,” and together with the Authorized Shares Amendment, the “Charter Amendments”). The Charter Amendments were previously approved by the Board, subject to stockholder approval.

The Charter Amendments are described in detail under “Proposal No. 3: Approval of an Amendment to Our Third Amended and Restated Certificate of Incorporation to Increase Authorized Shares of Common Stock from 150,000,000 to 300,000,000” and “Proposal No. 4: Approval of an Amendment to Our Third Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company as Permitted by Delaware Law” beginning on pages 21 and 23, respectively, of the Proxy Statement in connection with the Annual Meeting.

Following the receipt of stockholder approval, the Company filed (i) the Authorized Shares Amendment, (ii) the Exculpation Amendment and (iii) a Restated Certificate of Incorporation of the Company (the “Restated Certificate”), integrating the Charter

Amendments and the Certificate of Amendment amending the Company’s name, dated September 15, 2020, to the Charter, all pursuant to Section 245 of the Delaware General Corporation Law. The foregoing certificates were filed with the Secretary of State of the State of Delaware on June 6, 2024 and were effective as of such date.

The foregoing descriptions of the Charter Amendments and the Restated Certificate do not purport to be complete and are qualified in their entirety by reference to the full text of the Authorized Shares Amendment, the Exculpation Amendment and the Restated Certificate, a copy of each filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 5, 2024. At the Annual Meeting, the Company’s stockholders considered and voted on the seven proposals set forth below, each of which is described in greater detail in the Proxy Statement. The final voting results are set forth below.

Proposal 1 - Election of Class III Director Nominees

The stockholders of the Company elected Michael G. Kauffman, M.D., Ph.D. and Andrew Sinclair, Ph.D. as Class III directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2027 and until their successors have been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael G. Kauffman, M.D., Ph.D.	41,712,563	7,432,133	12,424,510
Andrew Sinclair, Ph.D.	38,036,535	11,108,161	12,424,510

Proposal 2 – Approval of an Amendment to Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance Under the Plan by 5,000,000 Shares of Common Stock

The stockholders of the Company approved the Amended 2018 Plan to increase the number of shares of common stock available to be issued under the 2018 Plan by 5,000,000 shares of common stock. The results of the stockholders’ vote with respect to the approval of the Amended 2018 Plan were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
28,859,969	20,278,299	6,428	12,424,510

Proposal 3 – Approval of an Amendment to Adicet Bio, Inc. Third Amended and Restated Certificate of Incorporation to Increase Authorized Shares of Common Stock from 150,000,000 to 300,000,000

The stockholders of the Company approved the Authorized Shares Amendment to increase the authorized number of shares of the Company’s common stock from 150,000,000 to 300,000,000. The results of the stockholders’ vote with respect to the approval of the Authorized Shares Amendment were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,940,904	2,621,988	6,314	12,424,510

Proposal 4- Approval of an Amendment to Adicet Bio, Inc. Third Amended and Restated Certificate of Incorporation to Limit the Liability of Certain of the Company’s Officers as Permitted by Delaware Law

The stockholders of the Company approved the Exculpation Amendment to limit the liability of certain of the Company’s officers as permitted by Delaware law. The results of the stockholders’ vote with respect to the approval of the Exculpation Amendment were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
43,646,665	5,491,648	6,383	12,424,510

Proposal 5 – Non-Binding Advisory Vote on Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
29,915,289	19,213,617	15,790	12,424,510

Proposal 6 – Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to the frequency of future non-binding advisory votes were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
48,172,506	4,904	270,698	696,588	12,424,510

Based on these voting results, and the recommendation of the Board that was included in the Proxy Statement, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future votes on the compensation of the Company’s named executive officers.

Proposal 7 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,549,197	8,657	11,352	N/A

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Adicet Bio, Inc. Certificate of Amendment to Third Restated Certificate Amended and Restated Certificate of Incorporation.
3.2	Adicet Bio, Inc. Certificate of Amendment to Third Restated Certificate Amended and Restated Certificate of Incorporation.
3.3	Adicet Bio, Inc. Restated Certificate of Incorporation
10.1*	Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date:	June 7, 2024	By:	/s/ Nick Harvey
		Name: Title:	Nick Harvey Chief Financial Officer